Exhibit 10.17



                                PROMISSORY NOTE


US$9,000,000                                               New  York,  New  York
                                                                   June 30, 2005


1.     PROMISE  TO  PAY.
       ----------------

     FOR VALUE RECEIVED, SOUTH BEACH RESORTS, LLC, a Florida limited liability company ("BORROWER") whose address is 2015 Reston Road, Suite 2211, Orlando, Florida 32837 promises to pay to the order of Marathon Structured Finance Fund L.P., a Delaware limited partnership, and its successors and assigns ("LENDER") the sum of Nine Million and No/100 Dollars (US$9,000,000) (the "LOAN"), together with all other amounts added thereto pursuant to this Note or otherwise payable to Lender under the Loan Documents (as hereinafter defined), including, but not limited to, the Prepayment Fee (as defined below) and Exit Fee (as defined below) (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth.

     This Note is secured by, among other things, that certain Mortgage, Assignment of Rents and Security Agreement effective as of even date herewith (the "MORTGAGE") encumbering, among other things, the property commonly known as the Boulevard Hotel (the "PROPERTY"). This Note, the Mortgage, the Loan Agreement of even date herewith (the "LOAN AGREEMENT") and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "LOAN DOCUMENTS." Except as otherwise provided herein, capitalized terms used in this Note shall have the same meanings as are assigned to such terms in the Loan Agreement.

     All payments under this Note shall be made to Lender not later than 1:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds as follows: (i) by wire transfer to Wells Fargo, ABA: 121-000-248, Account Name: Situsserv Master Clearing Account, Account Number: 652-840-3766, Reference: Boulevard Hotel or (ii) by mail to such other place as Lender shall from time to time designate. Any funds received by Lender after 1:00 P.M., New York City time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day.

2.     INTEREST  PAYMENTS.
       ------------------

     Subject  to  Section  7.2  hereof,  interest  shall accrue on the principal
                  ------------
balance hereof from time to time outstanding and Borrower shall pay interest thereon at a floating rate per annum equal to the greater of (i) the LIBOR Interest Rate or (ii) the Base Rate (the "APPLICABLE INTEREST RATE"). Interest shall be calculated based on a three hundred sixty (360) day year and charged for the actual number of days elapsed.

As  used  herein,

"BASE RATE" shall mean a rate per annum equal to ten percent (10.0%). "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday on which national banks are not open for general business in (i) the State of New York, (ii) the State of Florida, or (iii) any state in which the Lender directs the Borrower to make payments hereunder.

"EURODOLLAR BUSINESS DAY" shall mean any Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

"FUNDING PARTY" shall mean any bank or other entity, if any, which is indirectly or directly funding Lender with respect to the Loan, in whole or in part, including, without limitation, any direct or indirect assignee of, or participant in, the Loan.

"LIBOR" shall mean, with respect to any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest one-eighth (1/8th) of one percent (1%)) reported, with respect to the initial Interest Period, at 11:00 a.m.
London time on the date of this Note (or if such date is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day), and thereafter, at 11:00 a.m. London time on the date two (2) Eurodollar Business Days prior to the tenth (10th) day of the calendar month in which such Interest Period commences (such date, the "LIBOR DETERMINATION DATE"), on Dow Jones Telerate Service Page 3750 (British Bankers Association Settlement Rate) as the non-reserve adjusted London Interbank Offered Rate for U.S. dollar deposits having a thirty (30) day term and in an amount of $1,000,000.00 or more (or on such other page as may replace said Page 3750 on that service or such other service or services as may be nominated by the British Bankers Association for the purpose of displaying such rate, all as determined by Lender in its sole but good faith discretion). In the event that (i) more than one such LIBOR is provided, the average of such rates shall apply, or (ii) no such LIBOR is published, then LIBOR shall be determined from such comparable financial reporting company as Lender in its sole but good faith discretion shall determine. LIBOR for any Interest Period shall be adjusted from time to time by increasing the rate thereof to compensate Lender and any Funding Party for any aggregate reserve requirements (including, without limitation, all basic, supplemental, marginal and other reserve requirements and taking into account any transitional adjustments or other scheduled changes in reserve requirements during any Interest Period) which are required to be maintained by Lender or such Funding Party with respect to "Eurocurrency Liabilities" (as presently defined in Regulation D of the Board of Governors of the Federal Reserve System) of the same term under Regulation D, or any other regulations of a Governmental Authority having jurisdiction over Lender or such Funding Party of similar effect.

"LIBOR  INTEREST  RATE"  shall  mean  LIBOR  plus  seven  percent  (7.0%).

3.     PAYMENT.
       -------

          (a) Borrower shall make a payment to Lender of interest only on the date hereof (the "CLOSING DATE") for the period from the Closing Date through and including the next succeeding tenth (10th) day of a calendar month, whether such tenth (10th) day shall occur in the calendar month in which the Closing Date occurs or in the month immediately succeeding the month in which the Closing Date occurs (unless the Closing Date is the eleventh day of a calendar month, in which case no such separate payment of interest shall be due). Each interest accrual period thereafter shall commence on the eleventh (11th) day of each calendar month and shall end on and include the tenth (10th) day of the next occurring calendar month (the "INTEREST PERIOD").

          (b) Subject to the terms of Section 3(c) hereof, commencing on August 11, 2005 and continuing on the eleventh (11th) day each calendar month thereafter (each a "MONTHLY PAYMENT DATE"), Borrower shall make payments of interest on the then outstanding principal balance hereof calculated in arrears at the Applicable Interest Rate. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

          (c) Notwithstanding the amount due at the Applicable Interest Rate, commencing August 11, 2005, Borrower shall make monthly payments in arrears on the eleventh day of each month computed at the Payment Rate. The Payment Rate shall be calculated based on a 360 day year and charged for the actual number days elapsed. Borrower's monthly payment shall be applied first to interest due at the Applicable Interest Rate for such month, and second to Accrued Interest (defined below), if any, until paid in full. As used herein, "PAYMENT RATE" means an amount equal to Net Cash Flow for such period; provided, however, in no event shall the Payment Rate exceed the total of current interest and Accrued Interest then outstanding, "NET CASH FLOW" means, for any period, the actual net cash flow of the Borrower after deducting therefrom deposits to (but not withdrawals from) the Reserve Funds, and "RESERVE FUNDS" means, collectively, all funds deposited by Borrower pursuant to Article 6 of the Loan Agreement.
                             ---------

          (d) To the extent the amount due on a Monthly Payment Date calculated at the Applicable Interest Rate exceeds the Payment Rate, the excess interest shall accrue ("ACCRUED INTEREST"), shall be added to principal outstanding under this Note, and shall itself bear interest at the Applicable Interest Rate. The aggregate outstanding amount of Accrued Interest shall not exceed Three Hundred Thousand and No/100 Dollars ($300,000.00) (the "MAXIMUM INTEREST ACCRUAL"). In the event Accrued Interest reaches the Maximum Interest Accrual, no further interest accrual shall be permitted, and Borrower shall immediately commence monthly interest payments at the greater of the Applicable Interest Rate or the Payment Rate. Once a repayment of Accrued Interest has occurred, Borrower shall not be permitted to again accrue interest up to the Maximum Interest Accrual.

          (e) This Note shall be due and payable on January 11, 2007, or any earlier date on which this Note shall be required to be paid in full, whether by acceleration or otherwise ("MATURITY DATE").

          (f) In consideration of Lender's agreement to make the Loan to the Borrower, on the earlier to occur of (i) the Maturity Date, and (ii) the date on which this Note is or shall be required to be paid in full, whether by prepayment, acceleration or otherwise, the Borrower shall pay a $180,000 fee to Lender (the "EXIT FEE").

4.     PREPAYMENT.
       ----------

          (a) Borrower acknowledges that Lender is making the Loan at the Applicable Interest Rate and upon the other terms set forth herein in reliance upon Borrower's promise to pay the Loan over the complete term of the Loan and that Lender may suffer loss or other detriment if Borrower were to prepay all or any portion of the Note prior to the Maturity Date. Except as set forth in Section 4(b) below, Borrower agrees that it may not prepay the Loan in whole or in part at any time prior to the Maturity Date.

          (b) Notwithstanding the foregoing, Borrower may prepay the outstanding principal amount of Loan, in whole (but not in part), as long as each of the following conditions are satisfied:

               (i) Borrower provides written notice to Lender of its intent to prepay not more than sixty (60) days and not less than thirty (30) days prior to the intended prepayment date;

               (ii)  Borrower pays with any prepayment (1) all accrued interest,
          (2) all other outstanding amounts then due and unpaid under this Note and the other Loan Documents, (3) the Prepayment Fee, and (4) the Exit Fee;

               (iii) If prepayment is not made on a Monthly Payment Date, Borrower shall pay an amount equal to the unearned interest computed on the principal amount being prepaid which would accrue for the period from the date of prepayment through and including the end of the Interest Period in which such prepayment occurs; and

               (iv) Notwithstanding anything contained herein to the contrary, no prepayment shall be permitted on any date other than a Monthly Payment Date, unless consented to by Lender in its sole and absolute discretion.

          (c)  Following  an Event of Default, in the event Lender declares this
     Note immediately due and payable the Prepayment Fee and Exit Fee shall be paid upon any tender of payment at any time or upon foreclosure of the Mortgage.

          (d) Borrower's notice of prepayment in accordance with this Section 4 shall be irrevocable, and the principal balance of this Note shall be absolutely and unconditionally due and payable on the date specified in such notice.

          (e) In the event Borrower receives any payment (i) with respect to a lease of the Property (other than rental payments and expense reimbursements) including, without limitation, lease termination, cancellation or similar fees, or (ii) as a result of the sale of a Unit as provided in Article 7 of the Loan Agreement, Borrower shall immediately prepay the principal balance of this Note in an amount equal to such payment. No Prepayment Fee will be due with respect to any such prepayment.

As used herein, "PREPAYMENT FEE" shall mean an amount equal to (i) $750,000 minus (ii) the aggregate amount of interest theretofore actually paid by the Borrower as of the date of the prepayment.

5.     FUNDING  LOSSES;  CHANGES  IN  LAW;  ETC.
       ----------------------------------------

          (a) Borrower hereby agrees to pay to Lender any amount necessary to compensate Lender and any Funding Party for any losses or costs (including, without limitation, the costs of breaking any LIBOR contract, if applicable, or funding losses determined on the basis of Lender's or such Funding Party's reinvestment rate and the interest rate thereon) (collectively, "FUNDING LOSSES") sustained by Lender or any Funding Party:
     (i) if the Loan, or any portion thereof, is repaid for any reason whatsoever on any date other than a Monthly Payment Date; (ii) upon the conversion of the interest rate on the Loan to the Base Rate; (iii) as a consequence of (A) any increased costs that Lender or any Funding Party may sustain in maintaining the borrowing evidenced hereby, or (B) the reduction of any amounts received or receivable from Borrower, in either case, due to the introduction of, or any change in, any law or any applicable regulation or treaty (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender or the Funding Party, as the case may be, with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority, agency or instrumentality having jurisdiction; and/or (iv) any other set of circumstances not attributable to Lender's or a Funding Party's acts. Payment of Funding Losses hereunder shall be in addition to any obligation to pay the Prepayment Fee and Exit Fee.

          (b) If Lender determines (i) that U.S. dollar deposits in an amount approximately equal to the then outstanding principal balance of the Loan are not generally available at such time in the London Interbank Market for deposits in Eurodollars, (ii) that the rate at which such deposits are being offered will not adequately and fairly reflect the cost to Lender or a Funding Party of maintaining a LIBOR Interest Rate on the Loan (or the portion of the Loan being funded by such Funding Party), or of funding the same in such market for such Interest Period, due to circumstances affecting the London Interbank Market generally, (iii) that reasonable means do not exist for ascertaining LIBOR, or (iv) that the LIBOR Interest Rate would be in excess of the maximum interest rate which Borrower may by law pay, then, in any such event, Lender shall so notify Borrower and, as of the date of such notification with respect to an event described in clause (ii) or clause (iv) above, or as of the expiration of the applicable
     ----------     ----------
     Interest  Period with respect to an event described in clause (i) or clause
                                                            ---------     ------
     (iii)  above, interest on the Loan shall accrue at the Base Rate until such
     -----
     time as the situations described above are no longer in effect, or as otherwise provided herein; provided, however, if the situation described in
                                --------  -------
     clause  (ii)  above  occurs,  (x)  Borrower  shall  have  the option, to be
     -----------
     exercised by written notice to Lender, to pay Lender (in the manner reasonably required by Lender) for such increased cost of maintaining the LIBOR Interest Rate, and (y) if the same only affects a portion of the Loan, then only such portion shall have interest accrue at the Base Rate (provided the remaining portion is at least One Million Dollars ($1,000,000.00)), and interest shall continue to accrue on the remaining portion at the LIBOR Interest Rate.

          (c) If the introduction of, or any change in, any law, regulation or treaty, or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof, shall make it unlawful for Lender or any Funding Party to maintain the LIBOR Interest Rate with respect to the Loan, or any portion thereof, or to fund the Loan, or any portion thereof, in Eurodollars in the London Interbank Market, then
     (i) the Loan (or such portion of the Loan) shall thereafter bear interest at the Base Rate (unless the Default Rate shall be applicable), and (ii) Borrower shall pay to Lender the amount of Funding Losses (if any) incurred in connection with such conversion. The accrual of interest at the Base Rate shall continue until such Monthly Payment Date, if any, as the situation described in this Section 5(c) is no longer in effect.
                                     ------------

          (d) If Lender or a Funding Party, as the case may be, shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption of any other law, rule, regulation or guideline (including, but not limited to, any United States law, rule, regulation or guideline) regarding capital adequacy, or any change becoming effective in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any domestic or foreign governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by Lender or its holding company or such Funding Party or its holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of Lender, Lender's holding company, such Funding
     Party or such Funding Party's holding company, as the case may be, to a level below that which Lender or its holding company or the Funding Party or its holding company, as the case may be, could have achieved but for such applicability, adoption, change or compliance (taking into consideration Lender's or its holding company's or such Funding Party's or its holding company's, as the case may be, policies with respect to capital adequacy) (the foregoing being hereinafter referred to as "CAPITAL ADEQUACY EVENTS"), then, upon demand by Lender, Borrower shall pay to Lender, from time to time, such additional amount or amounts as will compensate Lender or such Funding Party for any such reduction suffered.

          (e)  Any amount payable by Borrower under this Section 5 shall be paid
                                                         ---------
     to Lender within five (5) Business Days of receipt by Borrower of written notice from Lender setting forth the amount due and the basis for the determination of such amount. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in this
     Section  5  and  of  the  amount  to be paid as a result thereof; provided,
     ----------                                                        --------
     however,  that any failure by Lender to so notify Borrower shall not affect
     -------
     Borrower's obligation to make the payments to be made as a result thereof. All amounts that may become due and payable by Borrower in accordance with the provisions of this Section 5 shall constitute additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents.

          (f) If Lender or any Funding Party requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of this Section 5, or if any event occurs which would cause any
                         ---------
     portion of either of the Note no longer to bear interest at the LIBOR Interest Rate, then, upon request of Borrower, Lender or such Funding Party shall use reasonable efforts, in a manner consistent with such institution's practice in connection with loans similar to the Loan, to designate a different lending office for funding or booking the Loan or to assign its rights and obligations under this Note to another of its offices, branches or affiliates if such designation or assignment, in Lender's sole but good faith judgment, (i) would eliminate, mitigate or reduce amounts payable by Borrower in connection with Funding Losses or Capital Adequacy Events or, would allow the Loan to continue to bear interest at the LIBOR Interest Rate without additional cost to Lender, and
     (ii) would not be otherwise prejudicial to Lender. Borrower hereby agrees to pay all reasonably incurred costs and expenses incurred by Lender or any Funding Party in connection with any such designation or assignment.

6.     LOAN  TAXES.
       -----------

          (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts; or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized, (B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loan and the security therefor), or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses  (i)  and  (ii)) being hereinafter referred to as "LOAN TAXES"). If
     -----------        ----
     Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (1) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 6),
                                                                     ---------
     Lender  receives  an  amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this Section 6) been made, (2) Borrower shall
                                        ---------
     make such deductions or withholdings, and (3) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence)
                          ----------      ----
     imposed  by  any  jurisdiction on any amounts payable under this Section 6)
                                                                      ---------
     paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this Section 6 shall
                                                                 ---------
     survive  the  payment  in  full  of principal and interest under this Note.

          (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

          (c) If Lender is a U.S. Person (other than the lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, either (i) a Form W-8BEN which indicates a 0% rate of tax or (ii) a Form W-8ECI. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional Forms W-8BEN or W-8ECI (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under Section 6(a), despite the
                                                       -----------
     failure  by  Lender  to  deliver  such  forms.

          (d)  If  Lender  receives  a  refund  in respect of Loan Taxes paid by
     Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to Section 6(a) in connection with such
                                            -----------
     refunded  Loan  Taxes, to Borrower; provided, however, that Borrower agrees
                                         --------  -------
     to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

          (e)  All  amounts  payable  under  this  Section  6  shall  constitute
                                                   ----------
     additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents. The provisions of this Section 6 shall survive any
                                                     ---------
     payment or prepayment of the Loan and any foreclosure or satisfaction of the Mortgage.

          (f)  Any reference under this Section 6 to "Lender" shall be deemed to
                                        ---------
     include any participant in Lender's interest in the Loan and any assignees of Lender's interest in the Loan.

7.     DEFAULT.
       -------

     7.1  Events  of  Default.
          -------------------

     Any  of  the  following  shall  constitute an "EVENT OF DEFAULT" under this
Note: (a) failure to pay any amount owed pursuant to this Note when such payment is due; or (b) the occurrence of an Event of Default under any of the other Loan Documents.

     7.2  Remedies.
          --------

     So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Applicable Interest Rate plus five percent (5%) per annum (the "DEFAULT RATE"); (b) Lender may, at its option and without notice (such notice being expressly waived), declare this Note immediately due and payable; and (c) Lender may pursue all rights and remedies available under the Mortgage or any other Loan Documents. Lender's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Lender. Additionally, Lender may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Lender's sole discretion. Failure of Lender, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default. If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Lender; (ii) to represent Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Mortgage or any of the Loan
Documents; (iv) to represent Lender in any other proceedings whatsoever in connection with the Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or
(v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Borrower shall pay to Lender all costs, reasonable attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

8.     LATE  CHARGE.
       ------------

     If payments of principal, interest due under this Note, or any other amounts due under the other Loan Documents are not timely made when due, Borrower, without notice or demand by Lender, promptly shall pay an amount ("LATE CHARGE") equal to five percent (5%) of each delinquent payment.

9.     APPLICABLELAW;  SEVERABILITY.
       ----------------------------

THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS NOTE SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS NOTE, AND TO THIS END, THE PROVISIONS OF THIS NOTE ARE DECLARED TO BE SEVERABLE.

10.     WAIVER.
        ------

     Borrower, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Borrower, for itself and all endorsers, guarantors and sureties and their heirs, legal representatives, successors and assigns, of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their heirs, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Borrower or to any endorser, guarantor or surety and without affecting the liability of any of them.

11.     SECURITY,  APPLICATION  OF  PAYMENTS.
        ------------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with law.

12.     MISCELLANEOUS.
        -------------

     12.1     Amendments.
              ----------

     This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Lender.


     12.2     Lawful  Rate  of  Interest.
              --------------------------

     In no event whatsoever shall the amount of interest paid or agreed to be paid to Lender pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("EXCESS INTEREST"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest
      ----------
lawful rate of interest permissible under such law and if, for any reason whatsoever, Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Borrower if such Loan has been paid in full. Neither Borrower nor any guarantor, endorser or surety nor their heirs, legal representatives, successors or assigns shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     12.3     Captions.
              --------

     The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     12.4     Notices.
              -------

     Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

     12.5     Joint  and  Several.
              -------------------

     The obligations of Borrower under this Note shall be joint and several obligations of Borrower and of each Borrower, if more than one, and of each Borrower's heirs, personal representatives, successors and assigns.

     12.6     Time  of  Essence.
              -----------------

     Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

13.     EXCULPATION.
        -----------

     Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under this Note, the Loan Agreement, the Mortgage and the other Loan Documents, or in the Property or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property and in any other collateral given to Lender, and Lender, by accepting this Note and the other Loan Documents, shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with this Note or the other Loan Documents. The provisions of this Section 13 shall not, however,

(a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (c) affect the validity or enforceability of any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) constitute a prohibition against Lender to seek a deficiency judgment against Borrower in order to fully realize on any security given by Borrower in connection with the Loan or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against such security; or (f) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

               (i) fraud or intentional misrepresentation by Borrower, Guarantor or any other guarantor in connection with the Loan;

               (ii)  the  gross  negligence  or  willful misconduct of Borrower;

               (iii) the breach of any representation, warranty, covenant or indemnification provision in the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

               (iv)  [intentionally  deleted];

               (v) the misapplication, misappropriation or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, (C) any rents following an Event of Default or (D) any security deposits or rents collected in advance;

               (vi) any personal property having a value greater than $1,000 taken from the Property by or on behalf of Borrower or the Guarantor and not replaced with personal property of the same utility and of the same of greater value;

               (vii) any fees or commissions paid by Borrower after the occurrence of an Event of Default to any Guarantor in violation of the terms of this Note or the other Loan Documents;

               (viii)  [intentionally  deleted];

               (ix) any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

               (x) any failure by Borrower to permit on-site inspections of the Property as required by the Loan Agreement and the other Loan Documents;

               (xi) any failure of Borrower to appoint a new property manager upon the request of Lender as required by the terms of the Loan Documents;

               (xii) Borrower's breach of, or failure to comply with, the representations, warranties and covenants contained in Section 4.1.7 of the Loan Agreement; and/or

               (xiii) Borrower's breach of the representations and warranties contained in Section 3.1.30 of the Loan Agreement.

     Notwithstanding anything to the contrary in this Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower in the event that: (i) the first full monthly payment of interest under the Note is not paid when due; (ii) Borrower fails to provide financial information to Lender as required by the Loan Agreement or fails to comply with any provision of Section 3.1.26 of the Loan Agreement; (iii) Borrower fails to obtain Lender's prior consent to any subordinate financing or other voluntary lien encumbering the Property; (iv) Borrower fails to obtain Lender's prior consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Mortgage or the Loan Agreement; (v) Borrower or any Guarantor files a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law; (vi) an affiliate, officer, director, or representative which controls, directly or indirectly, Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person; (vii) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person;
(viii) any affiliate, officer, director, or representative which controls Borrower consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Property; or (ix) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

     In addition to the foregoing, unless and until Borrower provides the "Additional Insurance Coverage" (as defined below), in the event of a Casualty:

          (a) if Lender elects to declare the balance of the Debt due and payable pursuant to the terms of the Mortgage, the Debt shall be fully recourse to Borrower and the Guarantors; and

          (b) if Lender elects to apply the insurance proceeds attributable to a Casualty to Restoration and/or repair of the Property, the Borrower and the Guarantors shall be personally liable for (i) payment of the debt service due hereunder, and (ii) any costs incurred in such Restoration and/or repair in the event of a shortfall in the Net Proceeds payable therefor.

As  used  herein,

"ADDITIONAL INSURANCE COVERAGE" shall mean (i) $1,600,000 in property insurance coverage (covering wind damage) in addition to Borrower's property insurance in place as of the date hereof, as evidenced by a certificate delivered to Lender, and (ii) business interruption insurance for a Casualty resulting from wind damage, all of which shall comply with the requirements set forth in Article 5 of the Loan Agreement, except that there shall be no exclusion for wind.

"BANKRUPTCY  CODE"  shall  mean  Title  11  of  the  United States Code entitled
"Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights;

"CASUALTY" shall mean damage or destruction of the Property, in whole or in part, by fire or other casualty

"DEBT" shall mean the Loan together with all interest accrued and unpaid thereon and all other sums (including the Prepayment Fee, the Exit Fee and all outstanding fees, costs and expenses) due to Lender with respect to the Loan Documents;

"GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, commonwealth, county, district, municipal, city or otherwise) whether now or hereafter in existence;

"GUARANTOR" shall collectively mean Malcolm Wright, an individual, and Fred Pauzar, an individual; and

"NET PROCEEDS" shall mean: (i) the net amount of all insurance proceeds payable as a result of a Casualty to any portion of the Property, after deduction of reasonable costs and expenses (including reasonable attorneys' fees and costs), if any, in collecting such insurance proceeds.

"PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.

"RESTORATION" shall mean the restoration, repair, or replacement of the Property to at least the equal value and substantially the same character as that existing prior to a Casualty.

14.     SALE OF LOAN.
        ------------

     Lender, at any time and without the consent of Borrower, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

15.     CONSENT TO JURISDICTION.
        -----------------------

BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

16.     WAIVER  OF  JURY  TRIAL.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.


                            [SIGNATURE PAGE FOLLOWS]

                   [SIGNATURE PAGE 1 OF 1 TO PROMISSORY NOTE]

     IN WITNESS WHEREOF, Borrower has executed this Note or has caused the same to be executed UNDER SEAL as of the date first set forth above.

                                   BORROWER:

                                   SOUTH BEACH RESORTS, LLC, a Florida limited liability company

                                   By: SBR Holding Company, LLC, a Florida limited liability company, its managing member



                                   By:/s/ Frederick W. Pauzer          [SEAL]
                                      --------------------------------
                                   Name: Frederick W. Pauzer
                                        ------------------------------

                                   Title:   Managing  Member